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    Supplement dated July 16, 1999 to the Loomis Sayles Funds Equity Funds
                       Prospectus dated January 1, 1999.

Alex Muromeew, John Tribolet, and Eswar Menon have been named portfolio managers of the Loomis Sayles International Equity Fund and the International Equities sector of Loomis Sayles Worldwide Fund. The appointment of Mr. Muromeew and Mr. Tribolet was effective June 28, 1999, and the appointment of Mr. Menon was effective July 12, 1999.

Prior to joining Loomis Sayles, Mr. Muromeew was a portfolio manager at Nicholas Applegate-Capital Management since 1996. From 1993-1996, he was an investment analyst with Teton Partners L.P. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager at Nicholas-Applegate Capital Management since 1997. From 1995 to 1997 he was a full time MBA student at the University of Chicago. Prior to 1995, he spent three years as an investment banker, most recently at Paine Webber Inc.

Prior to joining Loomis Sayles, Mr. Menon was a portfolio manger at Nicholas-Applegate Capital Management since 1995. From 1990-1995, he was employed as an Equity Analyst by Koeneman Capital Management and as a Senior Engineer by Integrated Device Technology. Mr. Menon graduated summa cum laude from the University of Chicago.